EXHIBIT 10.17
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                                                                  EXECUTION COPY



                                 PROMISSORY NOTE


$1,707,708                                                 JACKSONVILLE, FLORIDA
                                                              SEPTEMBER 29, 2000


         FOR VALUE RECEIVED, William R. Pray, an individual residing at 7891 Bishop Lake Road North, Jacksonville, Florida 32256 (herein, "Borrower") promises to pay to Wilmar Industries, Inc., a Delaware corporation at its office at 303 Harper Drive, Morristown, New Jersey 08057 ("Lender"), or at such other place as Lender may designate from time to time in writing, the principal amount of one million seven hundred and seven thousand, seven hundred and eight Dollars ($1,707,708), on September 29, 2010 ("Maturity Date"), in lawful money of the United States of America, together with interest thereon as hereinafter provided in this Promissory Note (this "Note").

         1. INTEREST. All amounts outstanding from time to time hereunder shall bear interest until such amounts are paid, at a rate equal to the Applicable Federal Rate (the Federal long-term rate) of Interest in effect under Internal Revenue Code ss. 1274(d) as of the date the loan is made compounded semi-annually ("Interest Rate"). The annual interest rate shall be calculated for the actual days elapsed on the basis of a 365-day year. Such interest rate shall apply before and after maturity and judgment. Such interest shall be payable at maturity.

         2. PREPAYMENTS. Borrower may prepay at any time all or any portion of the principal sum hereunder without penalty or premium; provided, however, that (i) any prepayment (whether voluntary or involuntary) shall be applied first to any accrued and unpaid interest hereunder up to the date of such prepayment, then to any other sums which may be payable to Lender hereunder, and then to the principal balance outstanding hereunder, and (ii) the acceptance of any such prepayment following the occurrence and during the continuance of any event of default hereunder shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Lender.

         3. SECURITY. As collateral security for the Borrower's liabilities to the Lender pursuant to this Promissory Note, the Borrower hereby pledges to, mortgages, assigns, transfers, sets over and grants to Lender, a continuing lien on and security interest in all of the Borrower's right, title and interest in and to 9,887 shares of Common Stock and 169,487 shares of Preferred in Wilmar Industries, Inc., a Delaware corporation (the "Collateral") purchased by Borrower on September 29, 2000, wherever located, whether now owned or hereafter acquired or created, together with all replacements and substitutions therefor, and the cash and non-cash proceeds thereof. The liens and security interests of the Lender in the Collateral shall be first and prior perfected liens and security interests and may be retained by the Lender until all of the Borrower's obligations to the Lender hereunder have been satisfied in full.


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         4.       EVENTS OF DEFAULT. The occurrence of one or more of the
following events shall constitute an event of default hereunder:

                  (a) Borrower's employment with the Lender shall cease for any reason whatsoever.

                  (b) Borrower shall fail to observe or perform any covenant or agreement required to be observed or performed by Borrower under this Note within thirty (30) days after notice from Lender of such noncompliance and an opportunity to cure such non-compliance.

                  (c) If Borrower becomes insolvent, bankrupt or generally fails to pay its debts as such debts become due; is adjudicated insolvent or bankrupt; admits in writing its inability to pay its debts; or shall suffer a custodian, receiver or trustee for it or substantially all of its property to be appointed and if appointed without its consent, not be discharged within thirty
(30) days; makes an assignment for the benefit of creditors; or suffers proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors to be instituted against it and if contested by it not dismissed or stayed within ninety (90) days; if proceedings under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment or the release of debtors is instituted or commenced by Borrower; if any order for relief is entered relating to any of the foregoing proceedings; if Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or if Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing.

         5.       REMEDIES.

                  (a) Upon the occurrence of any event of default, the entire unpaid principal sum hereunder plus any and all interest accrued thereon plus all other sums due and payable to Lender hereunder shall, at the option of Lender, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Borrower.

                  (b) No right or remedy conferred upon or reserved to Lender hereunder or now or hereafter existing at law or in equity is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

         6. WAIVERS. Borrower hereby waives presentment, demand, notice of nonpayment, protest, notice of protest, notice of dishonor and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, all

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amounts due under this Note. To the extent permitted by law, Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

         7. JURISDICTION. Borrower and Lender hereby agree to the exclusive jurisdiction of state or federal court in Duval County in the State of Florida for any proceeding to enforce or collect the Note, and Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein.

         8. NOTICES. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or actually delivered by overnight courier or U.S. Mail to such party at its address set forth below:

                  Borrower:         William R. Pray
                                    7891 Bishop Lake Road North
                                    Jacksonville, Florida  32256

                  Lender:           Wilmar Industries, Inc.
                                    303 Harper Drive
                                    Moorestown, NJ 08057

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    Attn: Mark Underberg, Esquire
                                    1285 Avenue of the Americas
                                    New York, NY 10019-6064
                                    Telecopy No.:  (212) 373-2744

Such notice shall be deemed to be given when received if delivered personally, three business days after the date mailed if sent by U.S. mail, and the day after it is mailed if sent by an overnight courier. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

         9. SEVERABILITY. In the event that any provision of this Note is held to be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10. SUCCESSORS AND ASSIGNS. This Note inures to the benefit of Lender and binds Borrower, and their respective successors and assigns, and the words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

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         11.      BORROWER'S RIGHT OF SETOFF. The Borrower shall have the right to repay this Promissory Note by "setoff" of obligations due to Borrower by Lender.

         12. NOT NEGOTIABLE. This Promissory Note shall not be negotiable and shall not be pledged or assigned by Lender to a third party.

         13. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Florida without regard to the principles of conflict of laws.


         IN WITNESS WHEREOF, Borrower has duly executed this Note the day and year first above written.


                                            /s/ William R. Pray
                                            --------------------------------
                                            WILLIAM R. PRAY


                                            WILMAR INDUSTRIES, INC.


                                            By: /s/ William Sanford
                                                ----------------------------
                                            WILLIAM SANFORD



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